Summary Prospectus January 1, 2019 American Century Investments® California Tax-Free Money Market Fund
Investor Class: BCTXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request.
You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Retail Investors americancentury.com/prospectus 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/fa-prospectus 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated January 1, 2019 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2018. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks safety of principal and high current income that is exempt from federal and California income taxes.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Investor
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor
Management Fee	0.49%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.50%
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases of Investor Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$51	$161	$280	$629
Principal Investment Strategies
The fund is a retail money market fund that invests in municipal money market securities. The securities purchased by the fund are subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended. Although the fund seeks to maintain a $1.00 share price, there is no guarantee it will be able to do so. Under normal market conditions, the fund invests in cash-equivalent, high-quality debt securities, at least 80% of which have interest payments exempt from federal and California income taxes. Cities, counties, other municipalities in California and U.S. territories may issue the securities. A high-quality debt security is one an independent rating agency rates in its top two credit quality categories or that the advisor determines to be of comparable credit quality.
Some of the securities in which the fund invests are guaranteed by certain U.S. government agencies or instrumentalities such as the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). Such securities are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies are authorized to borrow from the U.S. Treasury to meet their obligations.
When determining whether to buy or sell a security, portfolio managers may consider, among other things, current and anticipated changes in interest rates, issuer credit quality, comparable alternatives, diversification limits, general market conditions and any other factor deemed relevant by the portfolio managers.
Principal Risks

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Low Yield – Because high-quality debt securities are among the safest securities available, the interest they pay is among the lowest for income-paying securities. Accordingly, the yield on this fund will likely be lower than the yield on funds that invest in lower-quality or longer-term securities.

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California Economic Risk – The fund will be sensitive to events that affect California’s economy. Significant political or economic developments in California will likely impact virtually all municipal securities issued in the state. Because the fund invests principally in California municipal securities, it may have a higher level of risk than funds that invest in a larger universe of securities.

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Municipal Securities Risk – Because the fund invests principally in municipal securities, it will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. By investing primarily in municipal securities, the fund may have a higher level of risk than funds that invest in a larger universe of securities.

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Interest Rate Risk – Interest rate risk means that the value of debt securities and the funds that hold them decline as interest rates rise. A period of rising interest rates may negatively affect the fund’s performance.

•	Credit Risk – Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease.

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Liquidity Risk – Liquidity risk means that during periods of market turbulence or unusually low trading activity, to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions may adversely affect the liquidity of the fund’s investments. If liquidity decreases too much, the fund may impose a fee on the sale of shares or temporarily suspend redemptions.

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Loss of Tax Exemptions Risk – There is no guarantee that all of the fund’s income will be exempt from federal or state income taxes. Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The fund may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the fund’s value.

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Principal Loss – You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The fund’s past performance is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2008): 0.58% Lowest Performance Quarter (1Q 2010): 0.00%

As of September 30, 2018, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 0.65%.

Average Annual Total Returns
For the calendar year ended December 31, 2017	1 year	5 years	10 years
Investor Class	0.42%	0.11%	0.27%
Investment Advisor
American Century Investment Management, Inc.
Purchase and Sale of Fund Shares
The fund is only available for purchase by accounts that are beneficially owned by natural persons. The fund may involuntarily redeem shares in any account not beneficially owned by a natural person.
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
There is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
The fund may impose a liquidity fee of up to 2% on fund redemptions or temporarily suspend redemptions for up to 10 business days in a rolling 90-day period as early as the same day that the fund’s weekly liquid assets fall below 30% of its total assets. Any redemption request received while redemptions are suspended will be canceled. If the fund’s weekly liquid assets fall below 10% of its total assets, the fund must impose a liquidity fee of 1% on fund redemptions by the beginning of the next business day, unless the Board of Trustees determines that such fee would not be in the best interest of the fund. We will post announcements regarding the imposition of any liquidity fee or redemption gate, or the termination thereof, on the fund’s website, www.americancentury.com, and file such notice with the Securities and Exchange Commission.
Tax Information
The fund intends to distribute income that is exempt from regular federal and California income taxes. A portion of the fund’s distributions may be subject to California or federal income taxes or to the federal alternative minimum tax.
If you hold your fund shares through a tax-deferred investment plan, such as a 401(k) plan or an IRA, any distributions received from the fund may be taxable as ordinary income upon withdrawal from the tax-deferred plan, regardless of whether the distributions were tax-exempt when earned.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
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